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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 2003


                               File No. 333-08919
                               File No. 811-07729

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                      POST-EFFECTIVE AMENDMENT NO. 9   /X/


                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                             AMENDMENT NO. 11   /X/


                         HANSBERGER INSTITUTIONAL SERIES

               (Exact Name of Registrant as Specified in Charter)

                           515 East Las Olas Boulevard
                                   Suite 1300
                         Fort Lauderdale, Florida 33301
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (954) 522-5150

                          J. Christopher Jackson, Esq.
                           515 East Las Olas Boulevard
                                   Suite 1300
                         Fort Lauderdale, Florida 33301
                     (Name and Address of Agent for Service)

                                   Copies to:

                              W. John McGuire, Esq.
                           MORGAN, LEWIS & BOCKIUS LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

It is proposed that this filing become effective (check appropriate box):

__    immediately upon filing pursuant to paragraph (b)


__    on [date] pursuant to paragraph (b)


__    60 days after filing pursuant to paragraph (a) (1)

__    on [date] pursuant to paragraph (a) (1)

 X    75 days after filing pursuant to paragraph (a)(2)
--


__    on [date] pursuant to paragraph (a)(2)

If appropriate, check the following box:
__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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                                      Hansberger
                                       Institutional
                                         Series


                                     Prospectus

                                      July 22, 2003


                                      International Core Fund


                                      Adviser: Hansberger Global Investors, Inc.



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

Hansberger Institutional Series (the "Trust") is an investment company that offers shares in five separate investment portfolios (mutual funds). A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. This prospectus gives you important information about the International Core Fund (the "Fund") that you should know before investing and has been arranged into different sections so that you can easily review this important information. The Fund is appropriate for long-term institutional investors who seek exposure to international markets and are comfortable with the risks described here.

For more detailed information about the Fund, please see:

    Risk/Return Summary ....................................................   2

         Principal Investment Strategies and Risks .........................   2

         Performance Information and Expenses ..............................   4

    The Fund's Other Investments ...........................................   6

    More Information about Risk ............................................   6

    The Investment Adviser .................................................   7

    Purchasing, Selling and Exchanging Fund Shares .........................   8

    Dividends, Distributions and Taxes .....................................  13

    To obtain more information about the Trust and the Fund, please refer to the back cover of this prospectus.

          Please read this prospectus and keep it for future reference.

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                                                             RISK/RETURN SUMMARY

INTERNATIONAL CORE FUND

Fund Summary
Investment Goal                     Long-term capital growth

Relative Share Price Volatility     Medium to High

Principal Investment Strategies     Investing in a balanced portfolio of (1)
                                    equity securities of companies, domiciled outside the United States, which companies and countries the Adviser anticipates and believes have favorable long-term prospects, and (2) equity securities of companies domiciled outside the United States which the Adviser believes are undervalued

Investment Strategies

The Fund's portfolio is divided into two different segments and is managed utilizing two different investment styles or mandates. The Fund's multi-mandate approach to equity investing offers uncommon diversification and a different investment opportunity than funds managed in a single style. The Adviser believes the multi-mandate approach may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed in a single style. Subject to the Fund's allocation policy, the Adviser generally allocates capital invested in the Fund equally among both segments, with annual rebalancing.

The Fund seeks to achieve its investment objective by investing in a portfolio of (1) equity securities of companies, domiciled outside the United States, which companies and countries the Adviser anticipates and believes have favorable long-term prospects ("growth mandate"), and (2) equity securities of companies domiciled outside the United States which the Adviser believes are undervalued ("value mandate"). The Adviser will also consider other factors in making portfolio investment decisions including country and political risks, and economic and market conditions.

The Adviser seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for investments in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities and companies with favorable long-term prospects. Even though these companies are based outside of the United States, their securities may be traded on U.S. securities markets and the Fund may purchase these securities. Under normal market conditions, the Fund will invest more than 80% of its assets in issuers located in at least three countries other than the United States. This 80% does not include the cash position of the Fund. The Fund will not invest more than 25% of its total assets in emerging markets.

Growth Mandate. With respect to approximately 50% of the Fund's assets, the Adviser focuses primarily on identifying successful companies that have favorable, anticipated long-term prospects. Securities are selected for the Fund's portfolio on the basis of fundamental company-by-company analysis. In choosing equity instruments, the Adviser typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential. In addition, a company's valuation measures, including, but not limited to price/earnings ratio and price/book ratio will customarily be considered. The Adviser generally sells a security if the Adviser's price target is met, the company's fundamentals change,

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or if that portion of the portfolio is fully invested and a better investment opportunity arises. Although the Fund invests primarily in mid to large cap companies, there are no limitations on the size of the companies in which the Fund may invest.

Value Mandate. With respect to approximately 50% of the Fund's assets, the Adviser seeks to identify securities of companies that have a market value which the Adviser believes is less than a company's intrinsic value based on its long-term potential. The Adviser selects investments by engaging in its own research and by reviewing research obtained through outside sources. The Adviser's portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. Fundamental analysis includes evaluating a company's prospects by focusing on such factors as the quality of a company's management, its competitive position within its industry, the financial strength of the company, the quality of its earnings and the outlook for the company's future based on these and other similar factors. The objective of this analysis is to identify undervalued securities for the Fund, to hold them for the long-term and to achieve long-term capital growth as the marketplace realizes the value of these securities over time.

What are the risks of investing in the International Core Fund?

Management Risk

The Fund seeks long-term capital growth as its investment goal and has its own strategies for reaching that goal. The Fund's assets are managed under the direction of Hansberger Global Investors, Inc. (the "Adviser"). Still, investing in the Fund involves risks, and there is no guarantee that the Fund will achieve its goal. The Adviser makes judgments about several factors with respect to each investment it makes on behalf of the Fund, including the economy, but these judgments may not anticipate actual market movements or the impact of economic conditions on issuers. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Price Volatility

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. These prices change daily due to economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund's holdings are diversified. The Fund's multi-mandate approach may cause the Fund to invest in the same security in pursuit of both the growth mandate and the value mandate, which would result in less diversification.

International Investing

Investing in foreign countries poses distinct risks since political, regulatory and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are

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generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Also, securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically.

Emerging Markets

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

                                                             RISK/RETURN SUMMARY

Performance Information

The International Core Fund has not commenced operations and, therefore, does not yet have a performance history. After the Fund has one full calendar year of performance history, it will compare its average annual total return to that of the MSCI All Country World Index (ACWI) Free Ex. U.S.*

_____________
* The MSCI All Country World Index (ACWI) Free Ex. U.S. measures the return of the stock of Companies domiciled outside the U.S. including stock from developed and developing countries. Only stock available to foreign (non-local) investors are included in the index.

Fund Fees and Expenses

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the highest fees and expenses that you may currently pay if you hold shares of the Fund.

Shareholder Fees (fee paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases             None
   Purchase Fee (as percentage of amount purchased)*            .50%
   Redemption Fee (as a percentage of amount redeemed)*         .50%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

   Management Fees                                              0.75%
   Distribution and Service (12b-1) Fees                        None
   Other Expenses**                                             0.25%
                                                                -----
   Total Annual Fund Operating Expenses                         1.00%

_____________
* These transaction fees represent the Adviser's estimate of transaction costs, which include the costs of acquiring and disposing of the Fund's portfolio securities. The transaction fees are not a sales charge or load, and are retained by the Fund. The fees do not apply to, and are not charged in connection with exchanges from one Fund to another, in-kind transactions, certain insignificant transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who

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previously purchased shares that were not subject to the transaction fees.
**  Other expenses are based on estimated amounts for the current fiscal year.

For more information about these fees, see "The Investment Adviser" and "Purchasing, Selling and Exchanging Fund Shares."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return each year and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund, if you redeem at the end of one of the indicated time periods, would be:

                                 1 Year      3 Years

                                 $204        $425

and, your approximate costs of investing $10,000 in the Fund, if you do not redeem at the end of one of the indicated time periods, would be:

                                 1 Year      3 Years

                                 $152        $368

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The Fund's Other Investments

This prospectus describes the Fund's primary investment strategies and the Fund will normally invest at least 80% of its assets in the types of securities described in this prospectus. However, although the Fund generally invests in common stock, the Fund may also invest to a lesser extent in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds, whether selling at a premium or a discount, and straight bonds selling at a discount, when the Adviser believes the defensive qualities are enhanced or the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other depositary receipts (collectively, "Depositary Receipts"). The Fund may also lend its portfolio securities, sell securities short, and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may invest in closed-end investment companies holding foreign securities, and enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, futures contracts and related options, and swap transactions, as well as other derivative instruments. When deemed appropriate by the Adviser, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to-day operating purposes. These investment techniques are described in detail in the Statement of Additional Information ("SAI"). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains or income.

More Information about Risk

International Investing

The Fund invests primarily in equity securities of issuers located in foreign countries. Investment in securities of foreign issuers involves some risks different from, or in addition to, those affecting investments in securities of U.S. issuers, including:

     Regulation            There may be less government supervision and
                           regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

     Political/Economy     A foreign jurisdiction might impose or change
                           withholding taxes or other levies on income payable in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as capital or exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries.

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     Liquidity and         Many foreign securities markets have substantially
     Concentration         less volume than U.S. national securities exchanges.
                           Available investments in emerging countries may be highly concentrated in a small number of issuers, or the issuers may be unseasoned and/or have significantly smaller market capitalization than in the U.S. or more developed countries. Consequently, securities of foreign issuers may be less liquid
                           (more difficult to sell) and more volatile than those of comparable domestic issuers.

     Taxes Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments.

     Brokerage             Brokerage commissions, custody charges and other
                           transaction costs on foreign securities exchanges are generally higher than in the U.S.

The Investment Adviser

Hansberger Global Investors, Inc. is the Investment Adviser to the Trust. The Adviser, a wholly-owned subsidiary of Hansberger Group, Inc., with its principal offices at 515 East Las Olas Blvd., Fort Lauderdale, Florida, as well as offices in Burlington, Ontario, Hong Kong and Moscow, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. As of June 30, 2003 the Adviser had approximately $3.4 billion in assets under management. See "INVESTMENT ADVISER" in the SAI.

The Adviser provides the Fund with investment advice and portfolio management services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), and, subject to the supervision of the Board of Trustees, makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. Under the terms of its Advisory Agreement, the Fund pays the Adviser a monthly advisory fee, accrued daily based on the Fund's average daily net assets, at the annual rate of 0.75%. Because the Fund invests internationally, these advisory fees are higher than those of most investment companies, but the Adviser believes the fees are comparable to those of investment companies with similar objectives and policies.

Portfolio Management Team

Value Mandate

Thomas L. Hansberger, CFA is the Chairman of the Trust, and the founder and Chief Executive Officer of the Adviser. Before forming the Adviser in 1994, Mr. Hansberger had served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc., the parent holding company of the Templeton group of companies, from 1985 to 1992. While at Templeton, Mr. Hansberger served as director of research and was an officer, director or primary portfolio manager for several Templeton Mutual Funds. Mr. Hansberger has been granted the designation of Chartered Financial Analyst.

Lauretta (Retz) Reeves, CFA joined the Adviser in 1996 and serves as Managing Director - Research Technology, portfolio manager and research analyst. From 1987 to 1996 Ms. Reeves was Senior Vice President

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at Templeton Worldwide in the research and portfolio management group. While at
Templeton, Ms. Reeves managed several separate accounts and mutual funds with over $1 billion dollars of assets. Ms. Reeves has been granted the designation of Chartered Financial Analyst.

Francisco Alzuru, CFA joined the Adviser in 1994 as a Managing Director of Latin America, portfolio manager and research analyst, specializing in Latin America. From 1990 to 1994, prior to joining the Adviser, he worked at Vestcorp Partners as their Latin American analyst. Mr. Alzuru has been granted the designation of Chartered Financial Analyst.

Ajit Dayal joined the Adviser in 1998 and serves as Deputy Chief Investment Officer. From 1995 to 1998, prior to joining the Adviser, he was a portfolio manager of a venture capital fund for Walden International Investment Group, and before that, from 1992 to 1995, he was a Director of all Jardine Fleming companies in India, with direct responsibility for research and investment management.

Stephen Ho joined the Adviser in 1999 and serves as Senior Vice President, Research. From International Value 1991 to 1999 he was in portfolio management with the AIG Investment Group.

Growth Mandate

Thomas R. H. Tibbles, CFA joined the Adviser in 1999 and serves as Managing Director of Canada. Prior to joining the Adviser he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life. From 1993 to joining Indago, he served as Vice President, International Equities for Sun Life Investment Management, managing a portfolio of non-North American equity securities for pension and mutual fund clients. Mr. Tibbles began his career in the investment industry in 1986. Mr. Tibbles has been granted the designation of Chartered Financial Analyst.

Barry A. Lockhart, CFA joined the Adviser in 1999 and serves as Senior Vice President. Prior to joining the Adviser he was a portfolio manager of foreign equity securities for Indago Capital Management. Prior to 1997, Mr. Lockhart was a Senior Investment Analyst for Canada Life Investment Management with responsibilities in the U.S., Far East, European and Latin American equity markets. He began his career in the investment industry in 1989. Mr. Lockhart has been granted the designation of Chartered Financial Analyst.

Patrick Tan, Research Analyst joined the Adviser in 1999. Prior to joining Hansberger, Mr. Tan was an Analyst at Indago Capital Management in Toronto, an affiliate of Canada Life from July 1997 to March 1999. He received a B.A. from the University of Toronto and has more than five years of investment-related experience.

 Purchasing, Selling and Exchanging Fund Shares

     You may purchase, sell (redeem) and exchange shares of the Fund on any day when the New York Stock Exchange ("NYSE") is open for business (a "business day") so long as the Custodian is also open for business that day. The purchase price of shares is a Fund's net asset value per share next determined after receipt of your purchase order, plus any applicable transaction fee; the amount of any transaction fee is deducted from the total amount of your investment, and the remaining amount of your investment is invested in Fund shares. The redemption price of shares is a Fund's net asset value per share next determined after receipt of your redemption request, less any applicable transaction fee. The Fund's net asset value per share is determined on each business day at the regular close of trading of the NYSE (currently 4:00 p.m., Eastern Time). Purchase orders and redemption requests received prior to this time on any business day will be

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executed at the price computed on that day; orders and requests received after the regular close of the NYSE will be executed at the price computed on the next business day. The Trust reserves the right to refuse any order for purchase of Shares.

How to Purchase Fund Shares

How to Open an Account. To open an account, you must complete an Account Registration Form and send it to the Trust, and either send in your check or arrange for a wire transfer. Your initial investment must be for at least $1,000,000 unless you have received a waiver from the Adviser. For purposes of meeting the required minimum investments, the Trust will aggregate all accounts under common ownership or control, including accounts of spouses and minor children. There is no minimum for employer sponsored 401(k) plans that have more than 100 employee participants.

By Check Make your check (or other negotiable bank draft or money order) payable to "Hansberger Institutional Series," and mail it with your completed and signed Account Registration Form to:

                               Hansberger Institutional Series
                               c/o J. P. Morgan Investor Services Co.
                               P.O. Box 2973
                               73 Tremont Street
                               Boston, MA 02208

               Checks must be drawn on U.S. banks.

By Wire Have your bank send a Federal Funds wire or a bank wire to the Trust, and mail your completed and signed Account Registration Form to:

                               Hansberger Institutional Series
                               c/o J. P. Morgan Investor Services Co.
                               P.O. Box 2973
                               73 Tremont Street
                               Boston, MA 02208

               The Trust will accept your purchase order before receiving your Account Registration Form only if you have provided certain information with your wire.

               You must follow these steps to purchase shares by wire: First, telephone the Trust at 1-800-414-6927 to receive a wire control number. To be issued an account number, you will need to provide a written application with your name, address, telephone number, Social Security or Tax Identification Number, the amount being wired, and the name of the bank sending the wire. Second, instruct your bank to wire the specified amount to the following account and/or wire control number (be sure to have your bank include your account number and the Fund's name):

               J.P. Morgan Chase Bank
               ABA Number 021000021

                                       9

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               DDA Number 910 2 777076
               Attn: Hansberger Institutional Series
               Ref: (Fund name, account number, account name, wire control number).

               Federal Funds wires cannot be made on any federal holiday restricting wire transfers, even if the NYSE is open on that day. Liability of the Fund or its agents for fraudulent or unauthorized wire instructions may be limited. See "Telephone Transactions."

               Your bank may charge a service fee for sending a Federal Funds wire or bank wire.

Letter of Intent. You may make an initial investment of less than $1 million if you execute a letter of intent ("Letter") which expresses your intention to invest at least $1 million in the Funds within 13 months. The minimum initial investment under a Letter is $100,000. If you do not invest at least $1 million in shares of the Funds or other funds advised by the Adviser within the 13-month period from execution of the Letter, the shares actually purchased may be involuntarily redeemed and the proceeds sent to you at your address of record. Any redemptions you make during the 13-month period will be subtracted from the amount of Shares purchased for purposes of determining whether the terms of the Letter have been completed.

How to Add to Your Investment. You may purchase additional shares for your account at any time by mailing a check or by wiring funds to the Trust according to the procedures above. If wiring funds, please call 1-800-414-6927 to receive a wire control number. Your check, a cover letter, or your wire instructions must specify the name of the Fund, the name on your account and your account number, and you must call the Fund before wiring funds. Your check or wire must be for at least $100,000.

Other Purchase Information

Payment for shares of a Fund must be in United States dollars, unless you have received the Fund's prior written approval to make payment in other currencies or by tendering securities.

No share certificates will be issued. All shares purchased for your account will be confirmed to you and credited to your account on the Fund's books maintained by the Transfer Agent.

To ensure that checks are collected, you may not redeem shares purchased by check until payment for the purchase has been received; receipt may take up to eight business days after purchase. If your purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss incurred by the Trust or its agents, and you may be restricted from making future investments in the Trust. If you are already a shareholder, the Trust may redeem shares from your account(s) as reimbursement for any such loss.

If an investment in the Fund is made through a broker that has executed a dealer agreement with the Trust, the Adviser or one of its affiliates may make a payment out of its own resources to such dealer in an amount not to exceed 0.25% of the amount invested. Dealers may contact the Adviser for additional information.

Investors may also purchase shares of the Fund through banks and registered broker-dealers who do not have a dealer agreement with the Trust. Those banks and broker-dealers, who make purchases for their customers, may charge a fee for such services.

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The Trust reserves the right to reject any purchase order for shares if the
Trust or its agents determine that accepting such order would not be in the best interest of a Fund or its existing shareholders.

How the Funds Calculate NAV

NAV for a Fund share is the value of that share's portion of all of the net assets in the Fund. In calculating NAV, the Fund generally values its portfolio securities at their market price. If market prices are unavailable or are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund holds portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases

To purchase shares of the Fund for the first time, you must invest at least $1,000,000 in the Fund. To purchase additional shares of the Fund, you must invest at least $100,000. The Fund may accept investments of smaller amounts at their discretion.

How to Sell Your Fund Shares

You may sell (usually called "redeem") your shares on any business day by contacting the Fund directly by mail or telephone. Your redemption proceeds may be more or less than the purchase price of your shares depending on, among other factors, the market value of the investment securities held by the Fund at the time you redeem. The sale price of each share will be the next NAV determined after the Fund receives your request.

By Mail        Send your redemption request to:

                     Hansberger Institutional Series
                     c/o J. P. Morgan Investor Services Co.
                     P.O. Box 2973
                     73 Tremont Street
                     Boston, MA 02208

By Telephone   If you have telephone transaction privileges, you can request a redemption of your shares by calling the Fund at 1-800-414-6927 prior to 4:00 P.M. Eastern Time, to receive that day's closing net asset value; redemption proceeds will be mailed to you or wired to your bank.

Receiving Your Money

Normally, the Fund will send your sale proceeds within five business days after it receives your request. Your proceeds can be wired to a bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 business days).

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Redemptions In Kind

The Fund may, although it does not intend to do so under normal circumstances, pay redemption proceeds in whole or in part by a distribution in kind of securities held in its portfolio, in conformity with applicable SEC rules.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

Closing Small Accounts

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem all of your shares if your redemptions cause your account value to drop below the minimum required investment. The Trust will not redeem an account whose value has dropped solely because of market reductions in net asset value. If at any time your account value does not equal or exceed the required minimum, you may be notified of this fact. You will be allowed at least 60 days to add to your investment before any involuntary redemption is processed.

Signature Guarantees

To protect your account, the Trust and its agents from fraud, signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all Shareholders of record. Please contact the Trust for further information.

How to Exchange Your Shares

You may exchange your shares of any Fund in the Hansberger Institutional Series for shares of any other Fund in the Hansberger Institutional Series that has commenced operations on any business day by contacting the Trust directly by mail or telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request. A current prospectus for the other Funds in the Trust is available free of charge by calling 1-800-414-6927.

Purchases or Exchanges by Timing Accounts

Market timing or allocation services ("Timing Accounts") generally include accounts administered so as to redeem or purchase Shares based upon certain predetermined market indicators. The Trust reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern. In addition, the Trust reserves the right to refuse the purchase side of a redemption and purchase request by any Timing Account, person, or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A Shareholder's exchanges into a Fund may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges, purchases and redemptions that coincides with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone instructions the Trust reasonably believes to be genuine. If you transact with the Trust over the telephone, you will generally bear the risk of any loss.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund expects to distribute substantially all of its net investment income in the form of dividends at least annually. Net capital gains, if any, will be distributed annually.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must check off the appropriate box in the Distribution Option Section on the Account Registration Form or notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that the Fund will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to shareholders.

The Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from a Fund's net investment income are taxable to shareholders as ordinary income or as qualified dividend income (eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income, whether received in cash or in additional shares.

Distributions of net capital gain are taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares. The Fund sends reports annually to its shareholders of the federal income tax status of all distributions made during the preceding year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gains over short-term and long-term capital losses) as to avoid the 4 percent excise tax imposed on undistributed income of regulated investment companies.

Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Fund and received by the shareholders on the last day of that year if the distributions are paid by the Fund at any time during the following January.

The sale or redemption of shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis in the redeemed shares. The character of such a gain or loss for tax purposes will depend on how long you have held your shares.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. Information on taxation of the Fund by certain foreign countries is set out in the SAI. To the extent that a Fund is liable for foreign income taxes so withheld, the Fund intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although the Fund intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Fund will be able to do so.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISERS ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its portfolio securities. Each sale or exchange of Fund shares is a taxable event.

More information about taxes is in the Fund's Statement of Additional
Information.

[LOGO] Hansberger Institutional Series

Investment Adviser

Hansberger Global Investors, Inc.

Custodian

J.P. Morgan Chase Bank

Independent Accountants

-------------------------

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated July 22, 2003 includes more detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

Additional information about the Trust is available in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year. You may obtain either or both of these reports at no cost by calling 1-800-414-6927.

To Request Information or ask Questions:

By Telephone: Call 1-800-414-6927

By Mail: Write to the Trust at:
Hansberger Institutional Series
c/o J. P. Morgan Investor Services Co.
P.O. Box 2973
73 Tremont Street
Boston, MA 02208

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports of, as well as other information about, Hansberger Institutional Series from the EDGAR Database on the SEC's website ("http://www.sec.gov").* You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.
* The Trust's Investment Company Act registration number is 811-07729.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     [LOGO]
                         HANSBERGER INSTITUTIONAL SERIES

                           515 EAST LAS OLAS BOULEVARD
                                   SUITE 1300
                         FORT LAUDERDALE, FLORIDA 33301
                           TELEPHONE NO. 954-522-5150


     Hansberger Institutional Series (the "Trust") is an open-end management investment company currently consisting of five series, each of which is described in this Statement of Additional Information ("SAI"); The INTERNATIONAL CORE FUND, INTERNATIONAL VALUE FUND, EMERGING MARKETS FUND, INTERNATIONAL GROWTH FUND AND ALL COUNTRIES FUND(R) (each individually referred to as a "Fund" or collectively referred to as the "Funds"). The investment adviser of each Fund is Hansberger Global Investors, Inc. (the "Adviser").



     This SAI is not a prospectus and should be read in conjunction with the prospectuses offering shares of the International Core Fund dated July 22, 2003 and the International Value Fund, Emerging Markets Fund, International Growth Fund and All Countries Fund(R) dated May 1, 2003 as they may be amended or supplemented from time to time (each a "Prospectus"). A copy of a Prospectus may be obtained without charge by writing to, or calling, the Trust at the address and telephone number listed above.



        This Statement of Additional Information is dated July 22, 2003.

--------------------------------------------------------------------------------

    This Statement of Additional Information does not constitute an offer to sell securities.

                                TABLE OF CONTENTS


Investment Policies And Techniques.............................................1
   Temporary Investments.......................................................1
   Sovereign Debt..............................................................1
   Brady Bonds.................................................................1
   Illiquid and Restricted Securities..........................................2
   Short Sales.................................................................3
   Warrants....................................................................3
   Debt Obligations............................................................3
   High Risk Debt Securities...................................................3
   Lending of Portfolio Securities.............................................5
   Depositary Receipts.........................................................5
   Derivative Instruments......................................................6
   Forward Currency Contracts and Options on Foreign Currencies...............11
   Foreign Currency Transactions..............................................12
   When-Issued Securities.....................................................12
   Foreign Investment Companies...............................................12
   Repurchase Agreements......................................................13
   Borrowing..................................................................13
   Mortgage Dollar Rolls and Reverse Repurchase Agreements....................13
Additional Risk Factors.......................................................14
Investment Restrictions.......................................................15
Trustees and Officers of The Trust............................................17
Control Persons and Principal Shareholders....................................19
Investment Adviser............................................................20
Fund Transactions and Brokerage...............................................21
Custodian.....................................................................23
Transfer Agent and Dividend-Disbursing Agent..................................23
Taxes.........................................................................24
Determination of Net Asset Value..............................................25
Additional Shareholder Information............................................26
Organization of the Trust and the Funds.......................................27
Performance Information.......................................................28
General Information...........................................................30
Independent Accountants.......................................................30
Legal Counsel.................................................................30
Financial Statements..........................................................31
Ratings Appendix.............................................................A-1


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of each Fund's investment goals and strategies that are described in detail in the Prospectuses.

Temporary Investments

     Each Fund may make money market investments pending other investment or settlement for liquidity, or in adverse market conditions. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

     For temporary defensive purposes, during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). These short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and
(e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's Investors Service, Inc. or Standard & Poor's Corporation (i.e., rated at least A).

Sovereign Debt

     Each Fund may invest in Sovereign Debt, which may trade at a substantial discount from face value. The Fund may hold and trade Sovereign Debt of emerging market countries in appropriate circumstances and participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control Sovereign Debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund (the "IMF") and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, a Fund may invest in Sovereign Debt that is in default as to payments of principal or interest. A Fund holding non-performing Sovereign Debt may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing its rights thereunder.

Brady Bonds

     Each Fund may invest in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan. Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

     Brady Bonds are recent issues and do not have a long payment history. Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.

     Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Illiquid and Restricted Securities


     Each Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter ("OTC"), including privately placed securities. These securities may present a higher degree of business and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. If such securities are required to be registered under the U.S. securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the costs of registration. As a general matter, each Fund may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market, nor more than 10% of its total assets in securities that are restricted from sale to the public without registration ("Restricted Securities") under the U. S. Securities Act of 1933, as amended (the "1933 Act"). Subject to these limits, however, a Fund may invest up to 25% of its total assets in Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities"). The Board of Trustees has adopted guidelines and delegated to the Adviser, subject to the Board's supervision, the daily function of determining and monitoring the liquidity of 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring them. Investors should note that investments of 5% of a Fund's total assets may be considered a speculative activity and may involve greater risk and expense to the Fund. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to examine factors such as (i) the nature of the market (including the institutional private resale market) for a security,
(ii) the terms of certain instruments permitting disposition to the issuer thereof or a third party (e.g., certain repurchase obligations and demand instruments), (iii) availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.



     Restricted Securities may be sold only in privately negotiated transactions or in a public offering under an effective registration statement under the 1933 Act. If registration becomes necessary, the Fund may have to pay all or part of the registration costs; in addition, considerable time may elapse between the Fund's decision to sell and the time it may be permitted to sell a security under an effective registration statement. If adverse market conditions develop during such a period, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced at fair value, determined in good faith by the Adviser and reported to the Board of Trustees. If, through appreciation of Restricted Securities or depreciation of other securities, a Fund finds that more than 15% of its net assets are invested in illiquid securities, including illiquid Restricted Securities, it will take such steps, if any, as the Trustees deem advisable to protect liquidity.


     Each Fund may sell OTC options and may need to segregate assets or cover its obligations as writer of such options. Assets used as cover for OTC options written by a Fund will be considered illiquid unless such options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the OTC option.

Short Sales

     Each Fund may from time to time sell securities short without limitation, although each Fund has no present intention to sell securities short. In a short sale, a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the securities' market price. The Fund must arrange through a broker to borrow these securities and will become obligated to replace the borrowed securities at whatever their market price may be at the time of replacement. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured. The proceeds a Fund receives from the short sale will be held on behalf of the broker until the Fund replaces the borrowed securities, and the Fund will deposit collateral with the broker; this collateral will consist of cash or liquid, high grade debt obligations. In addition, the Fund will deposit collateral in a segregated account with the Custodian; this collateral will consist of cash or liquid, high grade debt obligations equal to any difference between the market value of (1) the securities sold at the time they were sold short and (2) any collateral deposited with the broker in connection with the short sale (not including the proceeds of the short sale).

     Each Fund may also sell short "against the box," that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. This allows a Fund to hedge unrealized gains on portfolio securities. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

Warrants

     Each Fund may buy warrants, which give the holder the right, but not the obligation, to buy stock of an issuer ("underlying stock") at a given price (usually higher than the price of the underlying stock when the warrant is issued) prior to a specified expiration date or perpetually. Warrants may trade separately or in connection with the acquisition of securities. A Fund will not purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets; this limit includes warrants that are not listed on any stock exchange, and such warrants are limited to 2% of the Fund's net assets. Warrants acquired by a Fund in units or attached to securities are not subject to these limits. Warrants do not carry dividend or voting rights on the underlying stock, and do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other investments. A warrant's value does not necessarily change with the value of the underlying stock. A warrant ceases to have value if it expires unexercised.

Debt Obligations: General

     Each Fund may invest in debt obligations. Issuers of debt obligations are contractually obliged to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call debt when interest rates are falling.

     Price Volatility. The market value of debt generally varies inversely to changes in interest rates; when interest rates decline, a debt obligation's price usually rises, and when interest rates rise, a debt obligation's price usually declines.

     Maturity. In general, the longer the maturity of a debt obligation, the higher its yield and the more sensitive it is to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. "Commercial paper" is generally considered the shortest form of debt, and "bond" generally refers to securities with maturities over two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

     Credit Quality. The value of debt may also be affected by changes in the issuer's credit rating or financial condition. Lower quality ratings indicate a higher degree of risk as to payment of interest and return of principal. To compensate investors for taking on increased risk, issuers considered less creditworthy generally must offer investors higher interest rates than issuers with better credit ratings.


     In conducting its credit research and analysis, the Adviser considers both qualitative and quantitative factors to evaluate creditworthiness of individual issuers. The Adviser also relies, in part, on credit ratings compiled by a number of rating organizations. See the "RATINGS APPENDIX" set forth in the back of this SAI.


High Risk Debt Securities ("Junk Bonds")

     Each Fund may invest up to 20% of its net assets in non-investment grade debt securities. Debt securities rated below Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"), or of comparable quality, are considered below investment grade. Non-investment grade debt securities ("high risk debt securities") may include (i) debt not in default but rated as low as C by Moody's, S&P, or Fitch Investors Service, Inc. ("Fitch"), CC by Thomson BankWatch ("TBW") or ICBA, or CCC by Duff & Phelps, Inc. ("D & P"); (ii) commercial paper rated as low as C (or D if in default) by S&P, Not Prime by Moody's, F-S (or D if in default) by Fitch, Duff 4 (or Duff 5 if in default) by Duff, TBW-4 by TBW, or D by ICBA; and (iii) unrated debt securities of comparable quality. Each Fund may also buy debt in default (rated D by S&P or TBW or Fitch, C by ICBA, DD by Duff, or of comparable quality) and commercial paper in default (rated D by S&P or Fitch, Not Prime by Moody's, Duff 5 by Duff, TBW-4 by TBW, D by ICBA, or of comparable quality). Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. See the "RATINGS APPENDIX" set forth in the back of this SAI for a description of ratings.


     The market for high risk debt securities is relatively new and its growth has paralleled a long economic expansion. It is not clear how this market would withstand a prolonged recession or economic downturn, which could severely disrupt this market and adversely affect the value of such securities.

     Market values of high risk debt securities tend to reflect individual corporate developments to a greater extent, and tend to be more sensitive to economic conditions, than do higher rated securities. As a result, high risk debt securities generally involve more credit risks than higher rated debt. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high risk debt may experience financial stress and may not have sufficient revenues to meet their payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its own inability to meet specific projected business forecasts, or unavailability of additional financing. The risk of loss due to default by an issuer is significantly greater for high risk debt than for higher rated debt because the high risk debt is generally unsecured and often subordinated.


     If the issuer of high risk debt defaults, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.


     If a Fund invested in high risk debt experiences unexpected net redemptions in a rising interest rate market, it may be forced to liquidate a portion of its portfolio without regard to their investment merits. Due to the limited liquidity of high risk debt securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     Payment Expectations. During periods of falling interest rates, issuers of high risk debt securities that contain redemption, call or prepayment provisions are likely to redeem or repay the securities and refinance with other debt at a lower interest rate. If a Fund holds debt securities that are refinanced or otherwise redeemed, it may have to replace the securities with a lower yielding security, which would result in a lower return.

     Credit Ratings. Credit ratings evaluate safety of principal and interest payments, but do not evaluate the market value risk of high risk securities and, therefore, may not fully reflect the true risks of an investment. In addition, rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high risk securities will depend more heavily on the Adviser's credit analysis than investment-grade debt securities. The Adviser will monitor each Fund's investments and evaluate whether to dispose of or retain high risk securities whose credit quality may have changed.

     Liquidity and Valuation. A Fund may have difficulty disposing of certain high risk securities with a thin trading market. Not all dealers maintain markets in all these securities, and for many such securities there is no established retail secondary market. The Adviser anticipates that such securities may be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as that for higher-rated securities; a lack of a liquid secondary market may adversely affect the market price of a security, which may in turn affect a Fund's net asset value and ability to dispose of particular securities in order to meet liquidity needs or to respond to a specific economic event, or may make it difficult for the Fund to obtain accurate market quotations for valuation purposes. Market quotations on many high risk securities may be available only from a limited number of dealers and may not necessarily represent firm bids or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, and adverse publicity and investor perceptions (whether or not based on fundamental analysis) may decrease the value and liquidity of a high risk security.

     Legislation. Legislation has from time to time been or may be proposed that is designed to limit the use of certain high risk debt. It is not possible to predict the effect of such legislation on the market for high risk debt. However, any legislation that may be proposed or enacted could have a material adverse effect on the value of these securities, the existence of a secondary trading market for the securities and, as a result, a Fund's net asset values.

Lending of Portfolio Securities

     Each Fund is authorized to lend up to 33 1/3% of the total market value of its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. Any such loan must be fully secured; however, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

     In determining whether to lend securities to a particular investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the borrower's creditworthiness. The borrower must maintain collateral with the Custodian, either in cash, money market instruments, or a letter of credit, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends or other income, determined on a daily basis and adjusted accordingly.

     Each Fund will retain authority to terminate any loan of its portfolio securities at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on cash or money market instruments held as collateral. On any loan, a Fund will receive reasonable interest or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.

     The Fund generally will retain, subject to foreign laws and regulations, record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.

Depositary Receipts


     Each Fund may invest in sponsored or unsponsored depositary receipts and other similar instruments, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. In ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. In other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other Depositary Receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of Depositary Receipt facilities ("unsponsored" or "sponsored") are similar, there are differences regarding a holders' rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored Depositary Receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to Depositary Receipt holders with respect to the underlying securities.



     Sponsored Depositary Receipt facilities are generally created in the same manner as unsponsored facilities, except that sponsored Depositary Receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the Depositary Receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the Depositary Receipts (such as dividend payment fees of the depository), although most sponsored Depositary Receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored Depositary Receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the Depositary Receipt holders at the underlying issuer's request.



For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Derivative Instruments

     General Description. Each Fund may invest in a variety of derivative instruments, including structured notes, swaps, options, futures contracts (sometimes referred to as "futures"), options on futures contacts, and forward contracts to hedge its other investments, or for risk management.

     The use of these instruments is subject to regulation by the U.S. Securities and Exchange Commission ("SEC"), options and futures exchanges upon which the instruments may be traded, the U.S. Commodity Futures Trading Commission ("CFTC") and state regulatory authorities. In addition, the Fund's ability to use these instruments will be limited by tax considerations.

     In addition to the investments and techniques described below and in the Prospectus, the Adviser may use additional instruments and other hedging techniques as they become available, to the extent that they are consistent with a Fund's investment limitations and applicable regulation.

     Special Risks of These Instruments. Derivative instruments present special considerations and risks. Risks pertaining to particular individual instruments are described in the following sections.

     First, successful use of these instruments depends on the Adviser's ability to predict movements in the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

     Second, correlation between the price movements of a hedging instrument and the price movements of the investment being hedged may be imperfect or even non-existent. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Imperfect correlation could be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of any hedge using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the hedged investments.

     Third, while successful hedging strategies can reduce the risk of loss, they can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser projected a decline in the price of a portfolio security, but the price of that security increased, the Fund's gain from that increase could be offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the hedged security, the Fund could suffer a loss.

     Fourth, if a Fund is unable to close out its positions in derivative instruments, assets maintained as "cover" might be required to continue to be maintained until the hedge position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security at an advantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to the transaction to close out the position. There is no assurance that any hedging position can be closed out at a time and price favorable to the Fund.

     General Limitation on Certain Derivative Transactions. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the U.S. National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the U.S. Commodity Exchange Act (the "CEA"), the notice of eligibility includes representations that a Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulation, provided that a Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of the Fund's net assets. Adoption of these guidelines does not limit the percentage of the Fund's assets at-risk to 5%.

     In addition, (i) the aggregate value of securities underlying call options on securities written by a Fund or obligations underlying put options on securities written by a Fund determined as of the date the options are written will not exceed 25% of the Fund's net assets, (ii) the aggregate premiums paid on all options purchased by a Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) a Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposit required on all futures and options on futures transactions being held will not exceed 5% of a Fund's total assets.

     Transactions using options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, each Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid high grade debt obligations with value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


     Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.



     Swaps, Caps, Collars, and Floors. Each Fund may enter into various types of privately negotiated or over-the-counter derivatives transactions, including swap transactions ("Swaps"), caps ("Caps"), floors ("Floors"), collars ("Collars"), similar transactions and related options. A Swap is a privately-negotiated derivatives contract in which two parties agree, on specified payment dates, to make or exchange payments calculated by reference to a specified rate, index or asset and an agreed "notional amount." Some common examples of underlying rates, indices and assets include: the market value of a single equity or debt security, a group or "basket" of securities or a stock or fixed-income index; fixed and floating interest rates; foreign currency exchange rates; and various commodity prices or indices. For example, a Fund may enter into an equity Swap on the value of a single common stock. The Swap is a separate contract that does not require ownership of the underlying stock. In the Swap, the Fund will agree with a swap dealer to make payments based upon changes in the value of the stock. For example, on a specified payment date, if the value of the stock has increased, one party (such as the Fund) will receive a payment equal to the amount of that increase for the time period involved and the notional number of shares, as well as receiving equivalent payments after any distribution of a dividend on the security and perhaps making certain interest-like payments on specified dates. If the value of the stock has decreased, then rather than receiving a payment, the first party (such as the Fund, in this example) would be obligated to make a payment to the other party to the Swap. The Fund can take either position in the Swap; that is, the Fund may be the party that receives a payment following an increase in value and pays following a decrease or vice versa. In some cases, the Fund may also make or receive additional payments on the effective date and/or termination date of the Swap. Swaps are very flexible financing tools whose terms can be negotiated between the parties.


     The Funds may enter into various Swaps that may be based upon the value of various debt and equity securities, baskets or indices. One example of a situation in which a Fund may use an equity swap is to mimic some of the benefits of ownership of "local shares" in a country in which the Fund, as a foreigner, is prohibited from owning local shares. The terms of the Swaps actually entered by the Fund may vary from the typical example described here. In addition, the Funds may also enter into interest-rate and currency Swaps. Both interest rate and currency Swaps involve exchanges or payment streams. In the case of interest rate Swaps, the notional amount is used to calculate the size of the payments, but generally is not exchanged; in certain currency Swaps, payment of the entire notional amount in the two applicable currencies may be exchanged by the parties on the effective date of the Swap and in some cases a reverse exchange may be made on the termination date.


     In addition to Swaps, the Funds may enter into Caps, Floors, and Collars relating to securities, interest rates or currencies. In a Cap or Floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a Cap) or less than (in the case of a Floor) an agreed level, for the period involved and the applicable notional amount. A Collar is a combination instrument in which the same party buys a Cap and sells a Floor. Depending upon the terms of the Cap and Floor comprising the Collar, the premiums will partially or entirely offset each other. The notional amount of a Cap, Collar or Floor is used to calculate payments, but is not itself exchanged. The Funds may be both buyers and sellers of these instruments. In addition, the Funds may engage in combinations of put and call options on securities (also commonly known as Collars), which may involve physical delivery of securities. Puts, calls, and Collars are described in more detail under "Options" below. Like Swaps, Caps, Floors and Collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.

     The Funds may enter into these over-the-counter derivative transactions with a number of dealers, generally using standard forms of master agreement documentation customized to suit the needs and circumstances of the Funds and the dealers. These instruments are not traded on an organized exchange or, generally speaking, through a clearinghouse. Because they are privately negotiated bilateral contracts, in each case, the Fund and the dealer are each exposed to the credit risk that the other party will not meet its obligations. This risk will be greater with some derivative transactions than others, depending upon the nature, size and terms of the transaction, as well as the creditworthiness of the dealer. The size of a Fund's potential loss upon default by the dealer or by the Fund itself is primarily related to the market value of the transactions at the time of the default; since markets move both up and down, it is also possible that the Fund could realize a gain. Consistent with market practices, the Funds will generally make and receive payments on a net basis and will, to the extent feasible, document Swaps, Caps, Floors and Collars with a single dealer under a single master agreement to obtain the risk-reduction and other benefits, where permitted by applicable law, of netting upon default or other early termination. Events of default, other termination events, damage calculations and remedies are among the legal terms specified in the documentation.

     A Fund's obligations will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a Swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. To the extent that these Swaps, Caps, Floors, and Collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The over-the-counter derivatives markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, these markets have become increasingly liquid. Different product and geographic segments of these markets have developed at different rates and are subject to different risks. As a result, both the liquidity and the risks associated with individual derivative transactions will vary greatly.

     The use of over-the-counter derivatives is a highly specialized activity, which involves investment techniques, and risks different from those associated with ordinary Fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.


     Options. Each Fund may also write (i.e., sell) covered put options. The writer of a put incurs an obligation to buy the security underlying the option from the purchaser of the put at the exercise price at any time on or before the termination date, at the purchaser's election (certain options a Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price.


     Each Fund may purchase calls to close out covered call positions or to protect against an increase in the price of a security it anticipates purchasing. Generally, a call option on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. Each Fund may purchase puts on securities that it holds only to protect itself against a decline in the value of those securities. If a Fund were to purchase a put on a security it holds, and the value of that underlying security were to fall below the exercise price of the put, in an amount greater than the premium paid for the option, the Fund would incur no additional loss. Each Fund may also purchase puts to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on each Fund's ability to purchase call and put options.

     Each Fund may also purchase put or call options on individual securities or baskets of securities. When a Fund purchases a call, it acquires the right to buy the underlying security at the exercise price on or before the termination date, and when a Fund purchases a put, it acquires the right to sell the underlying security at the exercise price on or before the termination date.

     Each Fund may purchase or write put and call options on securities, indices and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described above under "Illiquid and Restricted Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which are exercisable only at expiration. American-style options are exercisable at any time prior to the expiration date.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty to the transaction (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund, as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     Each Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of options on securities are (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. Options not traded on an exchange (OTC options) are often considered illiquid and may be difficult to value. The Adviser believes that each Fund will minimize its risk of being unable to close out an options contract by transacting in options only if there appears to be a liquid secondary market for those options.

     Futures Contracts. Each Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

     When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

     The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund's futures transactions may be entered into for hedging purposes or risk management. Each Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, each Fund will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker.

     When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund does not have sufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


     The risk of loss in trading on futures contracts and related options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Gains and losses on futures and related options depend on the Adviser's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In the opinion of the Trustees, the risk that a Fund will be unable to close out a futures position or related options contract will be minimized by only entering into futures contracts or related options transactions for which there appears to be a liquid secondary market.


Forward Currency Contracts and Options on Foreign Currencies

     Each Fund may enter into forward currency contracts; such transactions may serve as long hedges (for example, if the Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (the Fund anticipates selling a security denominated in a foreign currency may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sale proceeds).

     A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or to take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Each Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

Foreign Currency Transactions

     Although each Fund values its assets daily in U.S. dollars, the Funds are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. Each Fund's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Fund could suffer a loss of some or all of the amounts deposited. Each Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

When-Issued Securities

     Each Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time the Fund commits to purchase, but delivery and payment for the securities ("settlement") takes place at a later date. The price of these securities may be expressed in yield terms; the Funds will enter into these transactions in order to lock in the yield (price) available at the time of commitment. Normally, the settlement date on when-issued securities occurs within one month of purchase commitment, but may take longer, albeit not more than 120 days after the trade date.

     At the time a Fund commits to purchase a security on a when-issued basis, it will record the transaction and reflect the value of that security in determining its net asset value. The Adviser does not believe that the purchase of securities on a when-issued basis, aside from normal market fluctuations of the security, will adversely affect any Fund's net asset value.


     While when-issued securities may be sold prior to settlement, the Adviser intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. Each Fund will maintain a separate account with the Custodian, with a segregated portfolio of cash and marketable securities at least equal in value to that Fund's commitments to purchase when-issued securities. Such segregated securities will mature (or, if necessary, be sold) on or before the settlement date. When the time comes for a Fund to pay for when-issued securities, it will meet its obligations from the then-available cash flow, the sale of the securities held in this separate account, and the sale of other securities; although it would not normally expect to do so, the Fund may also meet this obligation from the sale of the when-issued securities themselves, which may have increased or decreased in market value.


     Between purchase and settlement, the Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities' market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period. Each Fund's current policy is to limit its aggregate when-issued commitments to 15% of the market value of its total assets less liabilities, other than the obligations created by these commitments.

Foreign Investment Companies

     Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. The Funds may also invest in registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, generally a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a Fund invests in investment companies, shareholders will bear not only their proportionate share of the Fund's expenses (including operating expenses and the fees of the Adviser), but also, indirectly, the similar expenses of the underlying investment companies.

Repurchase Agreements

     Each Fund may enter into repurchase agreements with brokers, dealers or banks ("counterparties") that the Adviser has determined meet the credit guidelines established by the Board of Trustees. Repurchase agreements will be fully collateralized, and may be viewed for purposes of the 1940 Act as a loan of money by the Fund to the counterparty. In a repurchase agreement, a Fund buys a security from a counterparty that has agreed to repurchase it at a mutually agreed upon date and repurchase price, reflecting the interest rate effective for the term of the repurchase agreement. The term of a repurchase agreement is usually from overnight to one week and never exceeds one year; repurchase agreements with a maturity in excess of seven days are considered illiquid. The counterparty's obligation to repurchase is secured by the value of the underlying security; when the Fund enters into a repurchase agreement, it always receives, as collateral, underlying securities with a market value at least equal to the purchase price (including accrued interest), and the Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that such value always equals or exceeds the repurchase price plus accrued interest. The Fund may incur a loss if the counterparty defaults and the collateral value declines, or if bankruptcy proceedings are commenced regarding the counterparty and the Fund's realization upon the collateral is delayed or limited.

     A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Borrowing

     Each Fund may borrow money from U.S.-regulated banks. The 1940 Act and each Fund's fundamental investment policies restrict such borrowing to 33 1/3% of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing. Borrowing creates leverage, which is a speculative characteristic; leverage from borrowing will magnify declines as well as increases in a Fund's net asset value per share and net yield. A Fund will borrow only on a secured basis, and only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies.

     Each Fund will secure all borrowings; either the Custodian will segregate the Fund's assets securing the borrowing for the benefit of the lenders or similar arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. Proceeds of borrowing may be used for investment purposes or to pay dividends.

     Each Fund may also engage in mortgage dollar roll transactions and reverse repurchase agreements, which may be considered a form of borrowing. In addition, each Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed one-third of its total assets.

Mortgage Dollar Rolls and Reverse Repurchase Agreements

     Each Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing" above.) When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

     Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing" above.)

     The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

                             ADDITIONAL RISK FACTORS

Foreign Investment

     Investment in securities of foreign issuers and in foreign branches of domestic banks, involves some risks different from, or in addition to, those affecting investments in securities of U.S. issuers:

     Information. Publicly available information about foreign issuers and economies may be limited. Foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards and requirements comparable to those applicable to U.S. companies. Statistical information about the economy in an emerging market country may be unavailable, or if available may be unreliable or not directly comparable to information regarding the economy of the U.S. or other more developed countries.

     Regulation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

     Liquidity and Concentration. Many foreign securities markets have substantially less volume than U.S. national securities exchanges. Available investments in emerging countries may be highly concentrated in a small number of issuers, or the issuers may be unseasoned and/or have significantly smaller market capitalization than in the U.S. or more developed countries. Consequently, securities of foreign issuers may be less liquid and more volatile than those of comparable domestic issuers.

     Brokerage. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S.

     Taxes. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by U.S. companies. It is expected that the Funds' shareholders will be able to claim a credit for U.S. tax purposes for any such foreign taxes, although there can be no assurance that they will be able to do so. See "TAXES."

     Political/economy. Political and economic developments may present risks. A foreign jurisdiction might impose or change withholding taxes on income payable in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries, and may face external stresses (including war) as well as internal ones (including hyperinflation, currency depreciation, limited resource self-sufficiency, and balance of payments issues and associated social unrest). It may be more difficult to obtain a judgment in a court outside the U.S.

     Currency Exchange. Securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. The exchange rates between the U.S. dollar and the currencies of emerging markets countries may be volatile, and changes in currency rates and exchange control regulations may affect (favorably or unfavorably) the value of a Fund's assets in U.S. dollars. A Fund may incur costs in converting between currencies.

     Repatriation Restrictions. Foreign governments may delay or restrict repatriation of a Fund's investment income or other assets. If, for any reason, a Fund were unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within required time periods, the Fund would cease to qualify for the favorable tax treatment afforded regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

Investing in Smaller Capitalization Stocks


     The Adviser believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may experience a greater chance of loss than securities of larger capitalization companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Investing in Lower Rated Debt Securities

     Each Fund may invest in lower rated or unrated debt securities. Debt considered below investment grade may be referred to as "junk bonds" or "high risk" securities. The emerging country debt securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard or equivalent. Debt securities are subject to the risk of the issuer's inability to meet principal and interest payments (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the issuer's creditworthiness and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in general levels of interest rates. The market values of debt securities tend to vary inversely with interest rate levels. Yields and market values of lower rated and unrated debt will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The Adviser will consider credit risk and market risk in making debt security investment decisions for each Fund. Investors should carefully consider the relative risks of investing in a Fund that purchases lower rated and unrated debt securities, and should understand that such securities are not generally meant for short-term investing.

     The U.S. market for lower rated and unrated corporate debt is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. In addition, trading markets for debt securities of issuers located in emerging countries may be limited. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

Foreign Custodians and Securities Depositories

     Rules adopted under the 1940 Act, permit the Funds to maintain their foreign securities and cash in the custody of certain eligible non-U.S. banks ("foreign custodians"). Pursuant to these rules, each Fund's assets invested in foreign countries may be held by foreign custodians that are approved by the Fund's Board of Trustees or Foreign Custody Manager. A number of factors will be considered in selecting foreign custodians, including but not limited to the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the countries in which the foreign custodian is located, and the risks of potential nationalization or expropriation of Fund assets. In addition, foreign custodians must, among other things, have requisite financial strength to provide reasonable care for Fund assets, agree that they will have no lien on Fund assets, and maintain adequate records. Banks that are eligible foreign custodians may be recently organized or otherwise lack extensive operating experience. Certain banks in foreign countries may not be eligible foreign custodians for the Funds, which may preclude a Fund from purchasing securities in which it would otherwise invest. With respect to assets held in eligible securities depositories, the Foreign Custody Manager has a duty to provide an analysis to the Fund of the risks associated with maintaining the Fund's assets with each securities depository, to continually monitor those risks, and to notify the Fund's Board of any material changes.

                             INVESTMENT RESTRICTIONS

     The following are fundamental investment limitations of each Fund. These fundamental limitations may not be changed without shareholder approval.

     In accordance with these limitations, each Fund will not:

1. Invest in real estate or mortgages on real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts, as described herein).

2. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

3. Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin, except that a Fund may make margin payments in connection with futures, options and currency transactions.

4. Loan money, except that a Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

5. Borrow money, except that a Fund may engage in dollar roll transactions and reverse repurchase agreements, and may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7. Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an "industry" with respect to securities issued by it.


     If a Fund receives, from an issuer of securities held by the Fund, subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to the receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.


Additional Restrictions

     Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without Shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

1. Purchase or retain securities of any company in which Trustees or officers of the Trust or of the Adviser, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

3. Invest more than 5% of its net assets in warrants whether or not listed on the New York or American Stock Exchanges, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

4.   Purchase or sell real estate limited partnership interests.

5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

6. Invest for the purpose of exercising control over management of any company.

7. Invest more than 15% of the Fund's net assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Fund). Rule 144A securities determined by the Board of Trustees to be liquid are not subject to this limitation.

     Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Fund's acquisition of such security or property. The value of a Fund's assets is calculated as described herein under the heading "DETERMINATION OF NET ASSET VALUE."

                       TRUSTEES AND OFFICERS OF THE TRUST


     The name, age, address, principal occupation during the past five years and other information about each Trustee and officer of the Trust is shown below.


Interested Trustees


                                                                                                     Number of
                                                                                                      Funds in
                                                       Term of Office       Principal Occupation    Trust Complex       Other
                                     Offices with      and Length of            During the            Overseen       Directorships
        Name and Address              the Trust        Time Served***         Past Five Years        by Trustee     Held by Trustee
        ----------------            --------------  --------------------  ------------------------  -------------  -----------------
Thomas L. Hansberger*(70).........  President and   President and         Director, Chairman,                      Director,
   515 East Las Olas Blvd.          Trustee         Trustee since 1996    Chief Executive                 5        India Growth
   Fort Lauderdale, FL                                                    Officer, President and                   Fund
                                                                          Treasurer, Hansberger
                                                                          Global Investors,
                                                                          Inc., 1994 to present;
                                                                          Director, Chief
                                                                          Executive Officer,
                                                                          President and
                                                                          Treasurer, Hansberger
                                                                          Group, Inc., 1999 to
                                                                          present; President and
                                                                          Chief Executive
                                                                          Officer, Templeton
                                                                          Worldwide, 1992 to
                                                                          1993; President,
                                                                          Director and Chief
                                                                          Executive Officer,
                                                                          Templeton, Galbraith &
                                                                          Hansberger Ltd., 1985
                                                                          to 1992.

Kathryn B. McGrath, Esq.**(58)....  Trustee         Trustee since 1996    Partner, Crowell &              5
   1001 Pennsylvania Ave., N.W.                                           Moring LLP, 2002 to
   Washington, DC 20004                                                   present; Partner,
                                                                          Morgan, Lewis &
                                                                          Bockius LLP, 1990 to
                                                                          2002.

Non-Interested Trustees

Stuart B. Ross (66)...............  Trustee         Trustee since 1996    Retired; Executive              5        Director, Micro
   2 Pier Way Landing                                                     Vice President, Xerox                    Strategy, Inc.
   Westport, CT 06880                                                     Corporation, 1990 to
                                                                          1999; Chief Executive
                                                                          Officer, Xerox
                                                                          Financial Services,
                                                                          Inc., 1990 to 1999.

William F. Waters, Esq.(71).......  Trustee         Trustee since 1996    Retired; various                5        Director, Permal
   640 Hollow Tree Ridge Road                                             positions, including                     Asset Management
   Darien, CT                                                             former Senior Vice                       Family of
                                                                          President, Merrill                       Funds (25 funds);
                                                                          Lynch, & Co., Inc.,                      Director,
                                                                          1957 to 1996; Chief                      Haussmann
                                                                          Executive Officer of                     Holdings, N.v.
                                                                          Merrill Lynch's
                                                                          International Private
                                                                          Banking Group, 1984 to
                                                                          1996.

Edward M. Tighe (60)..............  Trustee         Trustee since 2000    CEO and Treasurer, JBE          5        Director, Asgard
   608 NE 13th Ave.                                                       Technology Group,                        Group LLC
   Ft. Lauderdale, FL                                                     Inc., 2001 to present;                   Director, Ivy
                                                                          Manager, EMT                             Funds (13 funds)
                                                                          Investments, Inc.,
                                                                          2001 to present;
                                                                          President, Global Fund
                                                                          Services, 2000-2001;
                                                                          CEO, Citgo Technology
                                                                          Management, 1992-2000;
                                                                          President, Global
                                                                          Mutual Fund Services,
                                                                          Inc., 1993-2000.

Officers

J. Christopher Jackson, Esq.(51)..  Vice President  Vice President        Director, Hansberger           N/A             N/A
   515 East Las Olas Blvd.                          since 1996            Global Investors,
   Fort Lauderdale, FL                                                    Inc., 1999 to present;
                                                                          Senior Vice President,
                                                                          General Counsel and
                                                                          Assistant Secretary
                                                                          Hansberger Global
                                                                          Investors, Inc., 1996
                                                                          to present; Senior
                                                                          Vice President,
                                                                          General Counsel and
                                                                          Assistant Secretary of
                                                                          Hansberger Group,
                                                                          Inc., 1999 to present;
                                                                          General Counsel and
                                                                          Secretary MCM Group,
                                                                          Inc. and McCarthy,
                                                                          Crisanti & Maffei,
                                                                          Inc., 1996 to 2002;
                                                                          Vice President, Global
                                                                          Decisions Group, LLC.
                                                                          1998-

                                                                                                     Number of
                                                                                                      Funds in
                                                       Term of Office       Principal Occupation    Trust Complex       Other
                                    Offices with      and Length of             During the            Overseen       Directorships
        Name and Address              the Trust       Time Served***          Past Five Years        by Trustee     Held by Trustee
        ----------------            ------------    -------------------   ------------------------  -------------  -----------------
                                                                          present.; Trustee,
                                                                          Hansberger Institutional
                                                                          Series, 1996 to 2001;
                                                                          Director, National
                                                                          Society of Compliance
                                                                          Professionals, 2002 to
                                                                          present.

Wesley E. Freeman (53)............  Vice President  Vice President        Managing Director,             N/A             N/A
   515 East Las Olas Blvd.                          since 1996            Hansberger Global
   Fort Lauderdale, FL                                                    Investors, Inc. 1996
                                                                          to present; Director,
                                                                          Hansberger Global
                                                                          Investors, Inc., 2000
                                                                          to present.

Peter Braun (62)..................  Vice President  Vice President        Senior Vice                    N/A             N/A
   515 East Las Olas Blvd.                          since 2000            President--Institutional
   Fort Lauderdale, FL                                                    Marketing, Hansberger
                                                                          Global Investors,
                                                                          Inc., 2000 to present;
                                                                          Director of
                                                                          Institutional Sales
                                                                          and Marketing,
                                                                          Santander Global
                                                                          Advisers, 1998 to
                                                                          2000; Principal, State
                                                                          Street Global
                                                                          Advisors, 1985 to
                                                                          1998.

Thomas A. Christensen, Jr. (32)...  Treasurer       Treasurer since 1996  CFO, 1998 to present;          N/A             N/A
   515 East Las Olas Blvd.                                                Vice President and
   Fort Lauderdale, FL                                                    Controller, 1996 to 1998
                                                                          Hansberger Global
                                                                          Investors, Inc.; CFO of
                                                                          Hansberger Group, Inc.
                                                                          from 1999 to present.

Kimberley Scott (40)..............  Secretary       Secretary since 1996  Director, Hansberger           N/A             N/A
   515 East Las Olas Blvd.                                                Global Investors, Inc.
   Fort Lauderdale, FL                                                    1999 to present; Senior
                                                                          Vice President, Chief
                                                                          Administrative Officer,
                                                                          Chief Compliance Officer
                                                                          and Assistant Treasurer,
                                                                          Hansberger Global
                                                                          Investors, Inc. 1994 to
                                                                          present; AML Compliance
                                                                          Officer, Hansberger
                                                                          Global Investors, Inc.,
                                                                          2002 to present.

Helen A. Robichaud, Esq. (51).....  Assistant       Assistant Secretary   Vice President and             N/A             N/A
   73 Tremont Street                Secretary       since 1996            Associate General
   Boston, MA                                                             Counsel, J.P. Morgan
                                                                          Investor Services Co.,
                                                                          1994 to present.

Ellen Watson (45).................  Assistant       Assistant Secretary   Supervisor, State              N/A             N/A
   73 Tremont Street                Secretary       since 1996            Regulation of J.P.
   Boston, MA                                                             Morgan Investor
                                                                          Services Co., 1991 to
                                                                          present.

Robert Kubilis (30)...............  Assistant       Assistant Treasurer   Vice President of J.P.         N/A             N/A
   73 Tremont Street                Treasurer       since 2003            Morgan Investor
   Boston, MA                                                             Services Co., 2002 to
                                                                          present.


----------


* Thomas L. Hansberger is an "interested" Trustee of the Trust for the purposes of the 1940 Act. Mr. Hansberger is the Chief Executive Officer, Chairman, President, Director and Treasurer of Hansberger Global Investors, Inc., the Adviser of the Trust.
** Ms. McGrath is deemed to be an "interested" Trustee of the Trust for the purposes of the 1940 Act. Ms. McGrath was formerly a partner of the law firm Morgan, Lewis & Bockius, LLP, which provides legal advice to the Trust and the Adviser.
*** Each Trustee and Officer serves an indefinite term, until his or her successor is elected.


     The Trustees, as of December 31, 2002, beneficially owned the following equity securities of the Trust and, on an aggregate basis, equity securities in any registered investment companies overseen by the Trustees within the same Fund Complex:

                                                                           Aggregate Dollar
                                                                            Range of Equity
                                                                           Securities in All
                                                                         Registered Investment
                                                                           Companies Overseen
                                       Dollar Range of Equity            by Trustee in Family of
   Name of Trustee                    Securities in the Trust             Investment Companies
   ---------------                    -----------------------            -----------------------
Interested Trustees
Thomas L. Hansberger......   Emerging Markets Fund: over $100,000           Over $100,000
Kathryn B. McGrath, Esq...   None                                           None

Non-Interested Trustees
Stuart B. Ross............   International Value Fund: $10,001-$50,000      $50,001-$100,000
                             Emerging Markets Fund: $50,001-$100,000
William F. Waters, Esq....   None                                           None
Edward M. Tighe...........   Emerging Markets Fund: $10,001-$50,000         $10,001-$50,000

     The Trust pays each Trustee who is not a director, officer, partner or employee of the Adviser, any affiliated company, or legal counsel to the Adviser ("Disinterested Trustee"), an annual fee of $3,500, plus $500 per Board meeting. In addition, the Trust reimburses each Disinterested Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees receive no compensation or expense reimbursement from the Trust. For the fiscal year ending December 31, 2002, the Trust paid the following amounts to Trustees and officers of the Trust:

                                                  Pension or
                                    Aggregate     Retirement
                                  Compensation     Benefits
                                      From        Accrued as    Estimated
                                 Registrant for    Part of        Annual      Total Compensation from Registrant and
                                   Fiscal Year      Fund       Benefit Upon     Fund Complex Paid to Directors for
  Name of Person, Position         Ended 2002      Expenses     Retirement            Fiscal Year Ended 2001
  ------------------------       --------------   ----------   ------------   --------------------------------------
Stuart B, Ross, Trustee.......       $5,500          N/A           N/A           $5,500 for service on one board
William F. Waters,
   Trustee....................       $5,500          N/A           N/A           $5,500 for service on one board
Edward Tighe, Trustee.........       $5,500          N/A           N/A           $5,500 for service on one board


     As of July 15, 2003, the officers and Trustees of the Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares in each of the Emerging Markets Fund, International Value Fund, and International Growth Fund.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control Persons


     The following table sets forth the information concerning beneficial ownership, as of July 15, 2003 of the Funds' shares by each person who beneficially owned more than 25% of the voting securities of any Fund. Because of their percentage ownership of shares of a Fund, such shareholders are deemed to be "control" persons of each Fund.



                                                                         Shares       Percentage
                                                                      Beneficially    of Shares
   Name and Address of Shareholder                 Fund                  Owned       Outstanding
   -------------------------------       -------------------------   -------------   -----------
G.W. Skinner Children's Trust.........   International Growth Fund      353,009.69      51.05%
   Nancy Nordhoff
   P.O. Box 3123
   Seattle, WA 98114
G.W.Skinner Trust 3 ..................   International Growth Fund      338,459.42      48.95%
   Nancy Nordhoff
   P.O. Box 3123
   Seattle, WA 98114

The Trustees of Princeton University..   Emerging Markets Fund       15,326,782.50      31.25%
   22 Chambers Street, Suite 200
   Princeton, NH 08542


Principal Holders of Shares of the Funds


     The following table sets forth the information concerning beneficial ownership, as of July 15, 2003, of the Funds' shares by each person who beneficially owned more than 5% of the voting securities of any Fund.



                                                                        Shares       Percentage of
                                                                      Beneficially    Outstanding
   Name and Address of Shareholder                   Fund                Owned        Shares Owned
   -------------------------------         ------------------------   ------------   -------------
Duke University.........................   Emerging Markets Fund      9,445,756.11      19.26%
   2200 W. Main Street,
   Suite 1000
   Durham, NC 27705
Citibank N.A. Trustee...................   International Value Fund   5,051,846.89      18.94%
   FBO Albemarle Corporation
   Attn: Kevin Franlin
   111 Wall St. 14th Fl.
   New York, NY 10043
Mercantile Safe Deposit & Trust.........   International Value Fund   4,912,420.79      18.42%
   Trustee for NFL Reciprocal Trust
   766 Old Hammonds Ferry Rd.
   Linthicum, MD 21090
Tobias White & Co.......................   Emerging Markets Fund      6,314,513.79      12.88%
   111 E. Court Street,
   Suite 3D
   Flint, MI 48502
Texas Tech University...................   International Value Fund   3,221,391.69      12.08%
   P.O. 41098
   Lubbock, TX 79409-1098
Massachusetts Institute of Technology...   Emerging Markets Fund      4,027,050.73       8.21%
   238 Main Street
   Suite 200
   Cambridge, MA 02142-1012
MAC & Co................................   International Value Fund   1,569,078.15       5.88%
   FBO Purdue University
   P.O. Box 3198
   Pittsburgh, PA 15230-3198
MAC & Co................................   International Value Fund   1,385,456.33       5.20%
   FBO Purdue Research Foundation
   P.O. Box 3198
   Pittsburgh, PA 15230-3198
Wendel Co...............................   International Value Fund   1,361,387.63       5.10%
   P.O. Box 1066
   Wall St. Station
   New York, NY 10268


                               INVESTMENT ADVISER


     Hansberger Global Investors, Inc., a wholly owned subsidiary of Hansberger Group Inc. and a Delaware Corporation, is the investment adviser to each Fund. The Adviser is controlled by Mr. Thomas L. Hansberger who founded the Adviser in 1994. A brief description of the investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "The Investment Adviser."

     The Advisory Agreement, dated October 17, 1996, was approved by the sole shareholder of the International Value Fund and the Emerging Markets Fund on October 4, 1996 and by the International Growth Fund on May 22, 2003. The Advisory Agreement will continue in effect only if such continuance is approved annually by either the Board of Trustees or by vote of a majority of each Fund's outstanding voting securities (as defined in the 1940 Act), and, in either case, by the vote of a majority of the Trust's trustees, who are neither parties to the Advisory Agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Trustees, by vote of a majority of each Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment.


     At the August 22, 2002 meeting of the Trust's Board of Trustees, the Trustees considered and approved the continuation, for a period of one-year, of the Advisory Agreement between the Trust and the Adviser. In considering the continuation of the Advisory Agreement, the Trustees analyzed the nature, quality and scope of the Adviser's services and the revenues received and expenses incurred by the Adviser in performing the services required. The Trustees also reviewed the Adviser's profitability in managing the Trust, as well as the ability of the Adviser to continue to perform the services contemplated under the Advisory Agreement.

     The Trustees also evaluated: (i) the performance of the Funds, (ii) the relevant investment advisory personnel at the Adviser, and the Adviser's in-house research capabilities, as well as other resources available to the Adviser's personnel, including research services available to the Adviser as a result of securities transactions effected for the Trust and the Adviser's other investment advisory clients, and (iii) compliance with each Fund's investment restrictions, relevant tax and reporting requirements, procedures of the Adviser with respect to possible conflicts of interest, including the Adviser's amended code of ethics, and best execution procedures. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

     Based on these considerations and the overall quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Adviser, the Trustees concluded that the scope and quality of the Adviser's services to the Trust were sufficient to approve the continuance of the Advisory Agreement between the Trust and the Adviser.

     The Adviser is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser places all orders for the purchase and sale of each Fund's portfolio securities at that Fund's expense.


     Except for expenses assumed by the Adviser as set forth above, each Fund is responsible for all of its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses, expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of Prospectuses and Statements of Additional Information mailed to existing shareholders; and charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders); registrars; auditing and legal services, clerical services related to record keeping and shareholder relations, and fees for Trustees who are not "interested persons" of the Adviser.



     As compensation for its services, each Fund pays to the Adviser a fee as described in the Prospectus. For the fiscal year ended December 31, 2002, the Trust paid advisory fees of $1,516,774 and $2,660,098, respectively, for the International Value Fund and the Emerging Markets Fund. For the fiscal year ended December 31, 2001, the Trust paid advisory fees of $1,640,127 and $2,149,911, respectively, for the International Value Fund and the Emerging Markets Fund. For the fiscal year ended December 31, 2000, the Trust paid advisory fees of $2,112,868 and $2,910,366, respectively, for the International Value Fund and the Emerging Markets Fund. The International Core Fund and the All Countries Fund(R) have not yet commenced operations and the International Growth Fund commenced operations June 20, 2003; therefore, advisory fees were not paid as of December 31, 2002.

     Both the Fund and the Adviser have adopted a code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act. Each of these codes of ethics permit the personnel subject to those codes to invest in securities, including securities that may be purchased by a Fund.

                         FUND TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for each Fund and for the placement of a Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, the Adviser considers relevant factors including: the ability and willingness of the broker or dealer to facilitate the Fund's portfolio transaction by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Adviser considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Consistent with the foregoing primary considerations, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. However, since shares of the Funds are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

     Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In carrying out the provisions of the Advisory Agreement, the Adviser may cause a Fund to pay, to a broker that provides brokerage and research services to the Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Adviser believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreements provide that such higher commissions will not be paid by a Fund unless the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. The investment advisory fees paid by each Fund under its Advisory Agreement are not reduced as a result of the Adviser's receipt of research services.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokesperson, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where the Adviser itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Adviser's allocation of the costs of such benefits and services between those that primarily benefit the Adviser and those that primarily benefit the Funds and other advisory clients.

     From time to time, the Adviser may purchase securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Adviser with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than the rate available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     Twice a year, the Adviser, through a committee of its securities analysts and trading personnel, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Adviser's evaluation of all applicable considerations, including but not limited to, the Adviser's best execution undertaking.

     The Adviser may direct the purchase of securities on behalf of each Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Adviser believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

     The Adviser is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions may be higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers may be subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

     The Adviser places portfolio transactions for other advisory accounts, including other mutual funds managed by the Adviser. Research services furnished by firms through which each Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with each Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to each Fund will not be disproportionate to the benefits received by it on a continuing basis.

     If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients pursuant to guidelines deemed fair and reasonable by the Adviser. Generally, under those guidelines, the Funds and other participating clients will be allocated securities on a prorated basis.

     For the fiscal year ended December 31, 2002, the International Value Fund and the Emerging Markets Fund paid brokerage commissions of $337,651 and $849,751, respectively. For the fiscal year ended December 31, 2001, the International Value Fund and the Emerging Markets Fund paid brokerage commissions of $515,094 and $376,839, respectively. For the fiscal year ended December 31, 2000, the International Value Fund and the Emerging Markets Fund paid brokerage commissions of $1,362,495 and $1,342,982, respectively. Salomon Smith Barney was an affiliate of the Adviser prior to June 1, 2000. For the fiscal years ended December 31, 2002, and December 31, 2001, there were no affiliated brokerage commissions paid by the Trust. For the fiscal year ended December 31, 2000: (1) the Trust paid brokerage commissions of approximately $62,597 to Salomon Smith Barney; (2) commissions paid to Salomon Smith Barney represented approximately 2.31% of the total brokerage commissions paid; and (3) the dollar amount of such transactions in which commissions were paid to Salomon Smith Barney represented approximately 2.57% of the aggregate dollar amount of transactions for which commissions were paid by the Trust.

     It is anticipated that the annual portfolio turnover rate of each Fund will not exceed 100% under normal circumstances. For the fiscal year ended December 31, 2002, the portfolio turnover rates were approximately 33% and 37% for the International Value Fund and the Emerging Markets Fund, respectively.

                                    CUSTODIAN

     JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245, serves as custodian of the assets of the Trust and has custody of all of its securities and cash. The Custodian delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. In addition, the Trust, with the approval of the Board of Trustees and subject to the rules of the SEC, may have sub-custodians in those foreign countries in which it invests its assets. The Custodian and sub-custodians are in no way responsible for any of the investment policies or decisions of a Fund.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     J.P. Morgan Investor Services Co., a subsidiary of JPMorgan Chase Bank, 73 Tremont Street, Boston MA 02108-3913, (the "Administrator" or "Transfer Agent") provides administrative services to the Fund pursuant to an Administration Agreement (the "Administration Agreement"). Services provided under the Administration Agreement are subject to supervision by officers of the Trust and the Board of Trustees, and include day-to-day administration of matters related to the existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in preparing the Fund's registration statements under federal and state laws. Also under the Administration Agreement, the Administrator (through its agents) provides dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Trust pays the Administrator a monthly fee in proportion to the Funds' combined average daily net assets at the following annual rate: 0.12% of the first $500 million in average daily net assets, 0.08% for the next $500 million, and 0.06% for average net assets over $1 billion.

     From time to time, the Funds, directly or indirectly through arrangements with the Adviser or Administrator, may pay amounts to third parties that provide transfer agent and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans.

     These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders.

                                      TAXES

General

     As indicated under "Taxes" in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). This qualification does not involve government supervision of a Fund's management practices or policies.


     In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its Shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (a) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; and (b) diversify its holdings so that; (i) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the 4% federal excise tax. Any gain or loss recognized on a sale or redemption of shares of a Fund by a Shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and short-term if for a year or less. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized by a shareholder will be treated as long-term capital loss to the extent of the long-term capital gain distributions.


Foreign Transactions

     Dividends and interest received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the elections, the Funds would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him/her, his/her proportionate share of those taxes, (2) treat his/her share of those taxes and any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his/her own income from those sources, and (3) either deduct the taxes deemed paid by him/her in computing his/her taxable income, or, alternatively, use the foregoing information in calculating the foreign tax credit against his/her federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

     Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.


     Pursuant to the Code and proposed regulations, open-end RICs such as the Funds would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect). Subject to certain limitations, mark-to-market loss may be deducted by the RIC.


Derivative Instruments

     The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith.


     Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.





     For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.


                        DETERMINATION OF NET ASSET VALUE


     The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total number of the Fund's outstanding shares. Net asset value per share is determined as of the regular close of trading (currently 4:00 p.m., Eastern time) of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The NYSE is open for trading Monday through Friday except on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the holidays falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.


     Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are not readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. The current bid and asked prices are determined based on the average bid and asked prices quoted on such valuation date by reputable brokers.

     Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used when such values are believed to more accurately reflect the fair market value for such securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees has determined that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, accretion of any discount or amortization of any premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

     The value of other assets and securities for which no quotations are readily available (including restricted and unlisted foreign securities) and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures are determined in good faith using methods determined by the Board of Trustees. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the mean of the bid price and asked price for such currencies against the U.S. dollar last quoted by any major bank.

     The calculation of net asset value does not usually take place contemporaneously with the determination of the prices of the portfolio securities used in such calculation. Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the regular close of trading on the NYSE on each business day on which the NYSE is open for trading. In addition, foreign securities trading in a particular country or countries may not take place on all business days the NYSE is open. Furthermore, trading takes place in various foreign markets on days which are not business days on which the NYSE is open and on which the Funds' net asset values are not calculated. As a result, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of net asset values unless the Adviser determines that the particular event may materially affect net asset value, in which case an adjustment will be made.

                       ADDITIONAL SHAREHOLDER INFORMATION

Telephone Exchange and Redemption Privileges

     Shares of a Fund and any other mutual funds sponsored by the Adviser may be exchanged for each other without charge at relative net asset values once per six-month period. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the Fund for which Fund shares are being exchanged (the "New Fund"). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other sponsored funds from the Adviser. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you.

     The Telephone Exchange and Redemption Privileges are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. See "Purchasing, selling and exchanging Fund shares" in the Prospectus.

Signature Guarantees


     The signature(s) of redeeming shareholders generally must be guaranteed by an "eligible guarantor," including: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or clearing agency or which have minimum net capital of $100,000, or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program. A notarized signature will not be sufficient. If shares are registered in more than one name, the signature of each of the redeeming Shareholders must be guaranteed. See "Purchasing, Selling and Exchanging Fund Shares" in the Prospectus.

Redemptions in Kind

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of portfolio securities, in conformity with applicable rules of the SEC. Distributions-in-kind will be made in readily marketable securities. Investors may incur brokerage charges on the sale of portfolio securities received in distributions in kind.

                     ORGANIZATION OF THE TRUST AND THE FUNDS

     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 25, 1996, and as Amended and Restated on October 4, 1996. The Declaration of Trust permits the Trust to issue an indefinite number of units of beneficial interest ("shares"), with or without par value.


     The Trust may issue shares in any number of "series;" each series of the Trust is a separate portfolio and functions as a separate mutual fund, although the Funds would share a common board of trustees, and may share an adviser, administrator, transfer agent, or custodian. All consideration received by the Trust for shares of any series, and all assets of that series, belong only to that series and are subject to that series' liabilities. The Funds are currently the only series of the Trust. Each Fund currently offers only one class of shares. The Trustees may, however, create and issue additional series of shares and may create and issue shares of additional classes of one or more series.


     Except as described below, the shares of each Fund, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. Each share entitles the shareholder of record to one vote. All shareholders of a Fund may vote as a single class on each matter presented to shareholders for action except with respect to any matter that affects one or more series or class solely or in a manner different from others, in which case the shares of the affected series or class are entitled to vote separately. The shares of the Trust have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as defined in the 1940 Act) the Fund.

     The Trust is not required to hold annual shareholder meetings; shareholder meetings will be held from time to time for the election of Trustees under certain circumstances, or to seek approval for changes to the operations of the Trust or a Fund. A Trustee may be removed from office by the remaining Trustees, or by the shareholders at a special meeting called on the written request of shareholders owning at least 10% of the Trust's outstanding shares.

Board of Trustees

     The Board of Trustees has responsibility for the overall management and business of the Trust, including general supervision and review of its investment activities. The Board of Trustees approves all significant agreements between the Trust and the persons or companies who furnish services to the Trust. The Board of Trustees has delegated the day-to-day operations of the Trust to the Adviser and the Administrator.

     The following Trustees sit on the Trust's Audit Committee: Mr. Stuart Ross (Chairman), Mr. Edward Tighe and Mr. William Waters. The primary function of the Audit Committee, which operates pursuant to a written charter, is to assist the Board of Trustees in fulfilling its oversight responsibilities by: (i) recommending the selection of the Trust's independent auditors; (ii) reviewing and approving the scope of the independent auditors activity; (iii) reviewing the financial statements which are certified by the independent auditors; and
(iv) reviewing with the independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. The Audit Committee met twice during the fiscal year ended December 31, 2002. There are no separate Nominating or Investment Committees. Items pertaining to these Committees are submitted to the full Board.

Limitation of Trustees' Liability


     The Declaration of Trust provides that a Trustee shall be liable for only his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                             PERFORMANCE INFORMATION

     Each Fund's historical performance or return may be shown in the form of "average annual total return," "total return," and "cumulative total return." From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for a Fund. Without waivers and absorption of expenses, performance results will be lower. No historical performance represents the future performance of a Fund.

Average Annual Total Return

     The average annual total return of a Fund is computed by finding the average annual compounded rates of return over designated time periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV
P   = a hypothetical initial investment of $1,000
T   = average annual total return for n years
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods.

     The average annual total return of the International Value Fund and the Emerging Markets Fund for the period from inception to December 31, 2002 were (3.94)% and (5.91)%, respectively. The average annual total return of the International Value Fund and the Emerging Markets Fund for the five year period ended December 31, 2002 were (4.43)% and (3.96)%, respectively. The average annual total return of the International Value Fund and the Emerging Markets Fund for the fiscal year ended December 31, 2002 were (12.46)% and (1.46)%, respectively.

Total Return

     Calculation of a Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative Total Return

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Funds' performance figures will be based upon historical results and will not represent future performance. Each Fund's shares are sold at net asset value per share. Each Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value, which may be more or less than original cost. Factors affecting a Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm will reduce the returns described in this section.

Comparisons

     U.S. Treasury Bills, Notes or Bonds. Investors may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

     Certificates of Deposit. Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution.

     Money Market Fund. Investors may want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

     Lipper Analytical Services, Inc. ("Lipper") and other Independent Ranking Organizations. From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. Each Fund will be compared to Lipper's appropriate funding category, that is, by fund objective and portfolio holdings. Each Fund's performance may also be compared to the average performance of its Lipper category.

     Morningstar, Inc. Each Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Rankings are not absolute and do not represent future results.

     Independent Sources. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance information and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, Financial Times and a variety of investment newsletters.

     Indices. A Fund may compare its performance to a wide variety of indices including the Consumer Price Index; Dow Jones Average of 30 Industrials; NASDAQ Over-the-Counter Composite Index; Standard & Poor's 500 Stock Index; Standard & Poor's 400 Mid-Cap Stock Index; Standard & Poor's 600 Small-Cap Index; Wilshire 4500 Index; Wilshire 5000 Index; Wilshire Small Cap Index; Wilshire Small Cap Growth Index; Wilshire Small Cap Value Index; Wilshire Midcap 750 Index; Wilshire Midcap Growth Index; Wilshire Midcap Value Index; Wilshire Large Cap Growth Index; Russell 1000 Index; Russell 1000 Growth Index; Russell 2000 Index; Russell 2000 Small Stock Index; Russell 2000 Growth Index; Russell 2000 Value Index; Russell 2500 Index; Russell 3000 Stock Index; Russell Mid Cap Index; Russell Mid Cap Growth Index; Russell Mid Cap Value Index; Value Line Index; Morgan Stanley Capital International EAFE(R) Index; Morgan Stanley Capital International World Index; Morgan Stanley Capital International All Country World Index; and Salomon Brothers World Index.


     In addition, a Fund may compare its performance to certain other indices that measure stock market performance in geographic areas in which the Fund may invest. The market prices and yields of the stocks in these indices will fluctuate. A Fund may also compare its portfolio weighting to the EAFE Index weighting, which represents the relative capitalization of the major overseas markets on a dollar-adjusted basis.


     There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

     Historical Information. Because each Fund's investments are denominated primarily in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning a Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. Marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including the following: population growth, gross domestic product, inflation rate, average stock market price earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments, exchanges, or investment research firms. In addition, marketing materials may cite the Adviser's views or interpretations of such statistical data or historical performance.

     Historical Asset Class Returns. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and the payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

     Other Funds Advised by Hansberger. Hansberger Global Investors, Inc. advises (or subadvises) a number of open-end investment companies investing in a variety of markets. The Fund may be compared, from time to time, to other open-end investment companies advised (or sub-advised) by Hansberger Global Investors, Inc. based on a risk/reward profile. In general, the degree of risk associated with any investment product varies directly with that product's potential level of reward. This correlation or any fund's individual profile may be described or discussed in marketing materials; this discussion will not be used to compare the risk and reward potential of the Fund with that of any mutual fund or investment product other than those advised by Hansberger Global Investors, Inc. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

Additional Fund Information

     Portfolio Characteristics. In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.


     Measures of Volatility and Relative Performance. Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.


         Standard deviation = the square root of      E x/i/ - x/m/
                                                      -------------
                                                           n - 1

where
    E      = "the sum of,"
    x /i/  = each individual return during the time period,
    x /m/  = the average return over the time period, and
    n      = the number of individual returns during the time period.

     Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                              GENERAL INFORMATION

Investment Environment

     Discussions of economic, social and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may affect a Fund include changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the Adviser's views or interpretations of such factors.

                             INDEPENDENT ACCOUNTANTS


                                               , are the independent accountants
     ------------------------------------------
for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                 LEGAL COUNSEL

     Morgan, Lewis & Bockius LLP acts as legal counsel for the Trust.

                              FINANCIAL STATEMENTS


     Each Fund's fiscal year ends on December 31st of each year. Each Fund will send annual and semi-annual reports to its shareholders; the financial statements appearing in annual reports are audited by the Trust's independent accountants. The Trust's financial statements for the Funds, including the Portfolios of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, Notes to Financial Statements and the Report of Independent Public Accountants, all of which are included in the 2002 Annual Report to Shareholders, are hereby incorporated by reference into this SAI. A copy of the Annual Report to Shareholders must accompany this SAI.

                                RATINGS APPENDIX

STANDARD & POOR'S

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

     The ratings are based, in varying degrees, on the following considerations:

(1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

(2)  The obligation's nature and provisions.

(3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

     Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, an implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

     Long-Term Ratings Definitions: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Investment Grade

AAA Highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

BB Less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The

          "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI        Reserved for income bonds on which no interest is being paid.

D         Issue is in payment default, or the obligor has filed for bankruptcy.
          The "D" rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Notes: An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3      Speculative capacity to pay principal and interest.


     Commercial Paper/Short-Term Rating Definitions: A Standard & Poor's short term rating is a current assessment of the likelihood of timely payment of debt with an original maturity of no more than 365 days, such as commercial paper. It is also assigned to remarketed long term debt with a provision that allows the holder to put the debt back to the company in less than one year, in addition to the usual long term rating. (Medium term note programs are assigned long term ratings.)


A-1 Highest category; degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2 Capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B         Regarded as having only speculative capacity for timely payment.

C Assigned to short-term debt obligations with a doubtful capacity for payment.

D         Obligation is in payment default.

MOODY'S

     Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating.

     Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

     When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

     Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.


     Long-Term: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Aaa Judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Short-Term: Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for bank deposits for the country in which the branch is located.

     When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

     Moody's makes no representation that rated bank or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     When an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the names of such supporting entities are listed with the name of the issuer, or indicated with a footnote reference, in Moody's publications. In assigning ratings to such issuer's, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

     Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

THOMSON BANKWATCH

     Thomson BankWatch ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

     Short-Term Ratings: TBW's short-term ratings do not consider any collateral or security as the basis for the rating, although some securities may in fact have collateral. Further, these ratings do not incorporate consideration of the possible sovereign risk associated with a foreign deposit (defined as a deposit taken in a branch outside the country in which the rated entity is headquartered) of the rated entity. TBW's short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest.

TBW-1 Highest category; very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 Second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."


TBW-3 Lowest investment-grade category; while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 Lowest rating category; regarded as non-investment grade and therefore speculative.

     Long-Term Debt Ratings: TBW's long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. Ratings may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

Investment Grade

AAA Highest category; ability to repay principal and interest on a timely basis is very high.

AA Second-highest category; superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A Third-highest category; ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB Lowest investment-grade category; acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade

BB Suggests that likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC Clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC Applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D         Default

FITCH

Investment Grade Bond Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Plus (+) Minus (-)  Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."


A         Bonds considered to be investment grade and of high credit quality.
          The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond Ratings

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.


Plus (+) Minus (-)  Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.


BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C         Bonds are in imminent default in payment of interest or principal.

DDD,      Bonds are in default on interest and/or principal payments. Such bonds
DD,       are extremely speculative and should be valued on the basis of their and, D ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the lowest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."


F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.


F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate. However, near-term adverse changes could cause these securities to be rated below investment grade.


F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

                               SPECIALIZED RATINGS

TBW COUNTRY RATINGS

     TBW's Country Ratings represent TBW's assessment of the overall political and economic stability of a country in which a bank is domiciled.

     TBW considers factors other than the financial strength of the individual company. In particular, the context of the company--country risk and the complexion of its domestic financial system--becomes critical. TBW focuses on both political risk--the willingness to meet external debt obligations--and economic risk--the ability to repay external debts.

I An industrialized country with a long history of political stability, effective economic management, sustainable financial conditions, and continuing access to global capital markets on favorable terms. Short-run risk of default is nonexistent.

I/II An industrialized country with a long history of political and economic stability that is currently experiencing some short-term political and/or economic difficulties. It enjoys continuing access to global capital markets, though at somewhat higher margins. Short-run risk of default is very low.

II An industrialized country with a history of political and economic stability that is currently experiencing serious political and/or economic difficulties. It enjoys continuing access to global capital markets, though at significantly higher margins. Short-run risk of default is low.

II/III A newly industrialized country with a generally healthy economy that currently enjoys wide access to global capital markets. Short-run risk of default is very low.

III A newly industrialized country with a generally healthy economy but with some significant political and/or economic difficulties. It currently enjoys some access to global capital markets. Short-run risk of default is low.

III/IV A newly industrialized country experiencing serious political and/or economic difficulties. It enjoys only very limited access to global capital markets. Short-run risk of default is low to medium.

IV A non-industrialized country that has limited access to world capital markets. Short-run risk of default is low.

IV/V A non-industrialized country with a history of external debt servicing problems that is currently experiencing serious political and/or economic difficulties. It enjoys only limited access to world capital markets. Short-run risk of default is low to medium.

V A non-industrialized country with no access to world capital markets and which is considered in default on some or all of its external debt. Short-run risk of default is medium to high.

TBW INTRA-COUNTRY ISSUER RATINGS

     TBW's Intra-Country Issuer Ratings provide a relative assessment of each bank's financial performance and its ability to meet its obligations within the context of the local market. These ratings are not directly comparable from country to country.

     Further, sovereign risk is not factored into the Intra-Country Ratings. However, the ratings do incorporate systemic risks which may be prevalent within certain banking systems that could preclude any bank within the system from achieving the top rating.

     TBW assigns only one Intra-Country Issuer Rating to each company, factoring consolidated financials into the overall assessment.

     The ratings are assigned using an intermediate time horizon. Intra-Country Issuer Ratings incorporate an overall assessment of the company's financial strength, in addition to TBW's opinion of the vulnerability of the company to adverse developments (which may affect the market's perception of the company, thereby its access to funding and the marketability of its securities).

IC-A Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by other consideration.

IC-A/B Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

IC-B A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a significant problem developing is small, yet slightly greater than for a higher-rated company.

IC-B/C Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

IC-C Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

IC-C/D While still considered an acceptable credit, the company has some meaningful deficiencies. Its ability to deal with further deterioration is less than that of better-rated companies.

IC-D Company's financials suggest obvious weaknesses, most likely created by asset quality considerations and/or a poorly structured balance sheet. A meaningful level of uncertainty and vulnerability exists going forward. The ability to address further unexpected problems must be questioned.

IC-D/E Company has areas of major weakness that may include funding and/or liquidity difficulties. A high degree of uncertainty exists about the company's ability to absorb incremental problems.

IC-E Very serious problems exist for the company, creating doubt about its continued viability without some form of outside assistance, regulatory or otherwise.

                           PART C: OTHER INFORMATION

Item 23.  Exhibits:

Exhibits filed pursuant to Form N-1A:

         (a) Articles of Incorporation

         (1) Agreement and Declaration of Trust of the Registrant, dated July 25, 1996 (incorporated herein by reference to Initial Registration Statement filed on July 26, 1996).

         (2) Amendment to the Agreement and Declaration of Trust (incorporated herein by reference to Pre-Effective Amendment No. 1 filed on September 23, 1996)

         (3) Amended and Restated Agreement and Declaration of Trust of the Registrant, dated October 4, 1996, (incorporated herein by reference to Pre-Effective Amendment No. 2 filed on October 18, 1996).

         (b) By-Laws

         (1) By-Laws of the Registrant (incorporated herein by reference to Initial Registration Statement filed on July 26, 1996).

         (c) Instruments Defining Rights of Security Holders

         (1) By-Laws See Section 2 and Section 7

         (2) Declaration See Article III - "Shares", Section 1, Section 2 and
         Section 6

         (d) Investment Advisory Contracts

         (1) Investment Advisory Agreement (incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on March 1, 1999).

         (e) Underwriting Contracts

         Not Applicable

         (f)  Bonus or Profit Sharing Contracts

         Not Applicable

         (g) Custodian Agreements

         (1) Custodian Agreement, (incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on March 1, 1999)

         (2) Amendment to Custody Agreement dated July 2, 2001, (incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on April 18, 2001).

         (h) Other Material Contracts

         (1) Administrative Agreement, (incorporated herein by reference to Post- Effective Amendment No. 3 to the Registration Statement filed on March 1, 1999)

         (i)  Legal Opinions


         Not Applicable.


         (j)  Other Opinions

         Not Applicable.


         (k) Omitted Financial Statements.

         Not Applicable.

         (l) Initial Capital Agreements.

         Not Applicable.

         (m) Rule 12b-1 Plan.

         Not Applicable.

         (n) Financial Data Schedule.

         Not Applicable.

         (o) Rule 18f-3 Plan.

         Not Applicable.

         (p)  Code of Ethics


         (1) Hansberger Institutional Series Amended Code of Ethics (incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement filed on April 30, 2003).


Item 24.  Persons Controlled by or under Common Control with Registrant:

See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.

Item 25.  Indemnification.

Article VIII of the Agreement and Restated Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference to Pre- Effective Amendment No. 2 filed on October 18, 1996. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter had been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of the Investment Adviser.

ADVISER

Hansberger Global Investors, Inc. (the "Adviser") is the investment adviser for the Trust. The principal address is 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Name and Position with              Name of Other Company                       Connection with Other
----------------------              ---------------------                       ---------------------
Investment Adviser                                                              Company
------------------                                                              -------
Hansberger, Thomas Loren            The Hansberger Global Fund PLC              Director
  Chairman, CEO, President,
  Director and Treasurer            Hansberger Global Investors Ltd.            Director

                                    Hansberger Global Investors (HK)            Director, Shareholder
                                    Limited

                                    Hansberger Group, Inc.                      Director, CEO, President,
                                                                                and Treasurer

                                    Hansberger Institutional Series             Chairman, President, Trustee

                                    Hansberger Global Fund                      Director, Shareholder

                                    India Growth Fund                           Director

                                    Investment Company Institute                Director

                                    The Bangkok Fund                            Director

Scott, Kimberley Ann                Hansberger Global Investors (HK)            Director
  Senior VP; Secretary; Chief       Limited
  Compliance Officer; Chief
  Administrative Officer, Director  Hansberger Group, Inc.                      Senior VP, Chief Administrative
                                                                                Officer and Chief Compliance
                                                                                Officer, AML Compliance Officer

                                    The Hansberger Global Fund PLC              Director

                                    Hansberger Global Investors Limited         Director

                                    Hansberger Institutional Series             Secretary

                                    Hansberger Global Fund                      Director

Jackson, J. Christopher             Hansberger Global, Inc.                     Senior VP, General Counsel
  Senior VP; General Counsel;                                                   and Assistant Secretary
  Assistant Secretary, Director
                                    Hansberger Global Investors (HK)            Director
                                    Limited

                                    Hansberger Institutional Series             Vice President

                                    Hansberger Global Fund                      Director

                                    McCarthy, Crisanti & Maffei, Inc.           General Counsel and Secretary

                                    MCM Group, Inc.                             General Counsel and Secretary

Freeman, Wesley Edmond              Hansberger Institutional Series             Vice President
  Managing Director-Institutional
  Marketing, Director

Christensen, Jr., Thomas Allen      Hansberger Institutional Series             Treasurer
  Chief Financial Officer
                                    Hansberger Group, Inc.                      Chief Financial Officer

Item 27.  Principal Underwriters.

None

Item 28.  Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 as amended, (the "1940 Act"), and the rules promulgated thereunder, are maintained as follows:

    (a) With respect to Rules 31a-1(a); 31a-1(b); (2)(a) and (b); (3); (6); (8);
    (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

    JPMorgan Chase Bank 4 Chase Metro Tech Center 18th Floor Brooklyn, New York 11245

    (b)/(c) with respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D);
    (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

    J.P. Morgan Investor Services Co. 73 Tremont Street Boston, Massachusetts 02108

    (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser:

    Hansberger Global Investors, Inc. 515 East Las Olas Boulevard Suite 1300 Fort Lauderdale, Florida 33301

Item 29.  Management Services.

None.

Item 30.  Undertakings.

Not Applicable

                                   Signatures


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 9 to the Registration Statement No. 333-08919 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lauderdale, and State of Florida on the 30th day of June, 2003.


                                  HANSBERGER INSTITUTIONAL SERIES


                                                 *
                                  -------------------------------
                                                 By:
                                  Thomas L. Hansberger, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the dates indicated.


               *                       Trustee and President      June 30, 2003
-------------------------------

Thomas L. Hansberger

               *                       Trustee                    June 30, 2003
-------------------------------

Edward Tighe

               *                       Trustee                    June 30, 2003
-------------------------------

Kathryn B. McGrath

               *                       Trustee                    June 30, 2003
-------------------------------

Stuart B. Ross

               *                       Trustee                    June 30, 2003
-------------------------------

William F. Waters

               *                       Chief Financial Officer    June 30, 2003
-------------------------------

Thomas A. Christensen

*By: /s/ J. Christopher Jackson
-------------------------------
J. Christopher Jackson,
Attorney-in-Fact